EXHIBIT 99
----------


FOR IMMEDIATE RELEASE
---------------------



Contact:    Raymond Martz, Director of Finance/Investor Relations
            --Bethesda +301/941-1516



                     LA SALLE HOTEL PROPERTIES REPORTS
                4.5 PERCENT FFO INCREASE FOR SECOND QUARTER

      BETHESDA, MD, JULY 25, 2001--LaSalle Hotel Properties (NYSE: LHO) today reported funds from operations (FFO) of $13.3 million for the second quarter 2001 versus $12.8 million for the second quarter 2000. On a per diluted share/unit basis, FFO for the second quarter 2001 was $0.70 versus $0.69 for the second quarter 2000.

      For the quarter ended June 30, 2001, versus the same period in 2000, room revenue per available room (RevPAR) declined 6.2 percent to $106.35. The average daily rate (ADR) of $151.45 represented a 3.3 percent increase over the prior year period, while occupancy declined 9.2 percent.

      "As expected, RevPAR declined substantially during the second quarter due to continuing weak economic conditions," said Jon Bortz, Chairman and Chief Executive Officer of LaSalle Hotel Properties. "Business travel contracted significantly due to weak or declining profits by corporations. This weakness was partly offset by the continued modest demand from the leisure segment, as our resort-oriented hotels outperformed the industry average during the quarter."

      For the second quarter 2001, the company experienced net income of $3.7 million, or $0.20 per diluted share/unit, which was flat compared with net income of $3.7 million, or $0.22 per diluted share/unit for the quarter ended June 30, 2000. The Company's EBITDA increased 11.3 percent to $20.7 million for the quarter ended June 30, 2001, compared to $18.6 million in the second quarter 2000.

      "We continue to expect that lodging demand will not rebound during the second half of 2001 as there have been no apparent signs of businesses increasing their spending patterns," said Mr. Bortz. "Corporate America continues to be focused on reducing expenses which we believe will persist for the remainder of this year and early 2002. Although the Federal Reserve rate reductions should prime the economy for resurgence down the road, the lodging business is a lagging industry, which means we will probably not experience meaningful demand increases until the second quarter of next year, at the earliest. However, we are encouraged by the decline in growth in new lodging supply, which should bode well for our sector in 2002 and beyond."

      At the end of the second quarter, LaSalle Hotel Properties had total outstanding debt of approximately $371.8 million, including approximately $196.7 million outstanding under its credit facility and its approximately $11.9 million portion of the Chicago Marriott joint venture mortgage debt. During the quarter, the Company increased its $200.0 million credit facility to $210.0 million.

      On June 1, the Company announced the acquisition of the Holiday Inn on the Hill in Washington, D.C. The upscale urban hotel, located in the heart of the resurging Capitol Hill area, has 343 guestrooms and is the closest hotel to the U.S. Capitol.

      "Washington, D.C. is a high-growth urban market with significant barriers to entry and strong growth in room demand in all segments, including commercial transient, group and leisure/tourism," said Mr. Bortz.

"The significant diversification of visitors to the city is one of the reasons why this market has been one of the strongest in the country this year."

      The hotel will benefit from the opening of the new Washington Convention Center, which is expected to attract 2.5 million visitors per year. The new facility will include approximately 725,000 square feet of exhibit space and 210,000 square feet of meeting space - nearly triple the size of the existing convention center. With the March purchase of the D.C. Boutique Collection and this acquisition, the Company now owns five hotels, totaling 845 rooms, within a ten-minute walk or a five-minute cab ride of the new convention center.

      On July 13, LaSalle Hotel Properties announced an increase in its second quarter 2001 dividend to $0.39 per share. The dividend is payable on August 15, 2001 to all shareholders of record as of July 31, 2001. Based on the stock's closing price on July 25, 2001, the second quarter dividend represents an annualized dividend yield of 9.0 percent. The Company has raised its dividend every year since it went public.

      During the second quarter, the prior sales agreement for the Radisson Tampa hotel was terminated. Subsequently, the Company entered into a new agreement to sell the hotel; however, based on the purchase and sale agreement, the property's value was written down an additional $1.8 million. The sale is anticipated to occur in August 2001.

      Due to continued deterioration in the economy and business travel, the Company expects RevPAR for 2001 to decline 4 to 5 percent compared to 2000, resulting in a Comparable FFO of $2.45 to $2.50. "We still do not have clear visibility as to when economic fundamentals will bottom," said Mr. Bortz. "However, it is our current belief that with few, if any, signs of an economic recovery and given our industry lags the overall economy by roughly six months, it is likely to be at least the second quarter of 2002 before we see the start of a hotel industry rebound."

      LaSalle Hotel Properties is a leading multi-tenant, multi-operator real estate investment trust ("REIT"), which owns 18 upscale and luxury full-service hotels, totaling approximately 6,150 guest rooms in 14 markets in 11 states and the District of Columbia. LaSalle Hotel Properties focuses on investing in upscale and luxury full-service hotels located in urban, resort and convention markets. The Company seeks to grow through strategic relationships with premier internationally recognized hotel operating companies including Le Meridien Hotels & Resorts, Marriott International, Inc., Radisson Hotels International, Inc., Crestline Hotels & Resorts, Inc., Outrigger Lodging Services, Noble House Hotels & Resorts, Hyatt Hotels Corporation, and the Kimpton Hotel & Restaurant Group, LLC.

      Statements in this press release regarding, among other things, expectations, future financial results and performance, achievements, plans and objectives may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance, achievements, plans and objectives of the Company to be materially different from those expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially include those discussed under "Business", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Quantitative and Qualitative Disclosure About Market Risk" and elsewhere in the Company's annual report on Form 10-K for the year ended December 31, 2000, under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" and elsewhere in the Company's quarterly report on Form 10-Q for the quarter ended March 31, 2001, under "Certain Relationships and Related Transactions" and elsewhere in the Company's March 31, 2001, proxy statement with respect to the annual meeting of shareholders held on May 16, 2001 under "Risk Factors" and elsewhere in the Company's Registration Statement (No. 333-77371) and in other reports filed with the Securities and Exchange Commission. Statements speak only as of the date of this release. The Company expressly disclaims any obligation or undertaking to update or revise any forward-looking statements contained herein to reflect any change in Company expectations or results, or any change in events.




ADDITIONAL CONTACT:
------------------

Hans Weger, Chief Financial Officer, LaSalle Hotel Properties
     -- + 301/941-1516




                 For additional information, please visit
                   our web site at www.lasallehotels.com




                                   # # #

                         LASALLE HOTEL PROPERTIES
                           Statements of Income
             (Dollar amounts in thousands, except share data)



                                          For the three months ended
                                         ----------------------------
                                           June 30,         June 30,
                                            2001             2000
                                          ----------       ----------

Hotel operating revenue
  Room revenue. . . . . . . . . . .           22,450                0
  Food & beverage revenue . . . . .           10,229                0
  Other revenue . . . . . . . . . .            3,819                0
Participating lease revenue . . . .           12,068           21,851
Interest income . . . . . . . . . .              172              281
Other income. . . . . . . . . . . .              353              507
                                          ----------       ----------
      Total revenues. . . . . . . .           49,091           22,639
                                          ----------       ----------

Hotel operating expenses
  Room. . . . . . . . . . . . . . .            5,045                0
  Food & beverage . . . . . . . . .            7,157                0
  Other direct. . . . . . . . . . .            2,061                0
  Other indirect. . . . . . . . . .            9,780                0
Depreciation and other
  amortization. . . . . . . . . . .            7,765            7,262
Real estate taxes, personal
  property taxes and insurance. . .            2,563            2,381
Ground rent . . . . . . . . . . . .            1,067              923
General and administrative. . . . .            1,402              241
Advisory fees . . . . . . . . . . .                0              954
Interest. . . . . . . . . . . . . .            5,526            5,301
Amortization of deferred
  financing costs . . . . . . . . .              560              259
Minority interest . . . . . . . . .              113              338
Other expense . . . . . . . . . . .                5                8
Write-down of property held
  for sale. . . . . . . . . . . . .            1,843            1,266
Extraordinary gain. . . . . . . . .             (254)               0
Income tax. . . . . . . . . . . . .              808                0
                                          ----------       ----------
      Total expenses and
        minority interest . . . . .           45,441           18,933
                                          ----------       ----------

Net income. . . . . . . . . . . . .            3,650            3,706
                                          ==========       ==========

SHARE DATA:
Net income per weighted average
 common share outstanding:
    -Basic. . . . . . . . . . . . .             0.20             0.22
    -Diluted. . . . . . . . . . . .             0.20             0.22

Weighted average number of
 common shares outstanding:
    -Basic. . . . . . . . . . . . .       18,356,347       16,901,514
    -Diluted. . . . . . . . . . . .       18,433,154       16,972,049

                         LASALLE HOTEL PROPERTIES
                     Statements of Income - Continued
             (Dollar amounts in thousands, except share data)



                                          For the three months ended
                                         ----------------------------
                                           June 30,         June 30,
                                            2001             2000
                                          ----------       ----------
COMPARABLE FUNDS FROM OPERATIONS
 (FFO):
Net income. . . . . . . . . . . . .            3,650            3,706
Depreciation. . . . . . . . . . . .            7,751            7,260
Equity in depreciation of
  Joint Venture . . . . . . . . . .              235              206
Amortization of deferred
  lease fees. . . . . . . . . . . .                6                0
Write-down of property held
  for sale. . . . . . . . . . . . .            1,843            1,266
Extraordinary gain. . . . . . . . .             (254)               0
Minority interest . . . . . . . . .              113              338
                                          ----------       ----------
      FFO . . . . . . . . . . . . .           13,344           12,776
Lease termination expense . . . . .                5                0
                                          ----------       ----------
      Comparable FFO. . . . . . . .           13,349           12,776
                                          ==========       ==========

Comparable FFO per common share
 and unit:
    -Basic. . . . . . . . . . . . .             0.71             0.69
    -Diluted. . . . . . . . . . . .             0.70             0.69

Weighted average number of common
 shares and units outstanding:
    -Basic. . . . . . . . . . . . .       18,867,762       18,477,415
    -Diluted. . . . . . . . . . . .       18,944,569       18,547,950

COMPARABLE EBITDA:
Net income. . . . . . . . . . . . .            3,650            3,706
Interest. . . . . . . . . . . . . .            5,526            5,301
Depreciation and other
  amortization. . . . . . . . . . .            7,765            7,262
Amortization of deferred
  financing costs . . . . . . . . .              560              259
Equity in depreciation/amort of
  Joint Venture . . . . . . . . . .              250              220
Equity in interest expense of
  Joint Venture . . . . . . . . . .              218              272
Income tax provision. . . . . . . .              808                0
Minority interest . . . . . . . . .              113              338
Write-down of property held
  for sale. . . . . . . . . . . . .            1,843            1,266
                                          ----------       ----------
      EBITDA. . . . . . . . . . . .           20,733           18,624
Lease termination expense . . . . .                5                0
                                          ----------       ----------
      Comparable EBITDA . . . . . .           20,738           18,624
                                          ==========       ==========

                         LASALLE HOTEL PROPERTIES
                           Statements of Income
             (Dollar amounts in thousands, except share data)



                                           For the six months ended
                                         ----------------------------
                                           June 30,         June 30,
                                            2001             2000
                                          ----------       ----------

Hotel operating revenue
  Room revenue. . . . . . . . . . .           34,104                0
  Food & beverage revenue . . . . .           16,153                0
  Other revenue . . . . . . . . . .            5,255                0
Participating lease revenue . . . .           26,102           38,728
Interest income . . . . . . . . . .              448              571
Other income. . . . . . . . . . . .              325              486
                                          ----------       ----------
      Total revenues. . . . . . . .           82,387           39,785
                                          ----------       ----------

Hotel operating expenses
  Room. . . . . . . . . . . . . . .            8,293                0
  Food & beverage . . . . . . . . .           12,037                0
  Other direct. . . . . . . . . . .            3,171                0
  Other indirect. . . . . . . . . .           16,159                0
Depreciation and other
  amortization. . . . . . . . . . .           15,103           14,233
Real estate taxes, personal
  property taxes and insurance. . .            4,941            4,334
Ground rent . . . . . . . . . . . .            1,974            1,509
General and administrative. . . . .            2,808              534
Advisory fees . . . . . . . . . . .                0            1,723
Interest. . . . . . . . . . . . . .           10,863            9,755
Amortization of deferred
  financing costs . . . . . . . . .              910              518
Minority interest . . . . . . . . .               39              501
Other expense . . . . . . . . . . .            1,926               12
Write-down of property held
  for sale. . . . . . . . . . . . .            1,843            1,266
Extraordinary losses. . . . . . . .              973                0
Income tax. . . . . . . . . . . . .               32                0
                                          ----------       ----------
      Total expenses and
        minority interest . . . . .           81,072           34,385
                                          ----------       ----------
Net income. . . . . . . . . . . . .            1,315            5,400
                                          ==========       ==========

SHARE DATA:
Net income per weighted average
  common share outstanding:
    -Basic. . . . . . . . . . . . .             0.07             0.32
    -Diluted. . . . . . . . . . . .             0.07             0.32

Weighted average number of
  common shares outstanding:
    -Basic. . . . . . . . . . . . .       18,250,968       16,891,746
    -Diluted. . . . . . . . . . . .       18,333,257       16,923,669

                         LASALLE HOTEL PROPERTIES
                     Statements of Income - Continued
             (Dollar amounts in thousands, except share data)



                                           For the six months ended
                                         ----------------------------
                                           June 30,         June 30,
                                            2001             2000
                                          ----------       ----------
COMPARABLE FUNDS FROM OPERATIONS
 (FFO):
Net income. . . . . . . . . . . . .            1,315            5,400
Depreciation. . . . . . . . . . . .           15,064           14,229
Equity in depreciation of
  Joint Venture . . . . . . . . . .              463              356
Amortization of deferred lease
  fees. . . . . . . . . . . . . . .               25                0
Write-down of property held
  for sale. . . . . . . . . . . . .            1,843            1,266
Extraordinary losses. . . . . . . .              973                0
Minority interest . . . . . . . . .               39              501
                                          ----------       ----------
      FFO . . . . . . . . . . . . .           19,722           21,752

Advisory transition expense . . . .              600                0
Lease termination expense . . . . .              790                0
Subsidiary purchase cost. . . . . .              533                0
                                          ----------       ----------
     Comparable FFO . . . . . . . .           21,645           21,752
                                          ==========       ==========

Comparable FFO per common share
 and unit:
    -Basic. . . . . . . . . . . . .             1.15             1.18
    -Diluted. . . . . . . . . . . .             1.15             1.18

Weighted average number of common
 shares and units outstanding:
    -Basic. . . . . . . . . . . . .       18,793,907       18,465,450
    -Diluted. . . . . . . . . . . .       18,876,196       18,497,373

Comparable EBITDA:
Net income. . . . . . . . . . . . .            1,315            5,400
Interest. . . . . . . . . . . . . .           10,863            9,755
Depreciation and other
  amortization. . . . . . . . . . .           15,103           14,233
Amortization of deferred
  financing costs . . . . . . . . .              910              518
Equity in depreciation/amort
  of Joint Venture. . . . . . . . .              493              381
Equity in interest expense
  of Joint Venture. . . . . . . . .              473              463
Income tax provision. . . . . . . .               32                0
Minority interest . . . . . . . . .               39              501
Write-down of property held
  for sale. . . . . . . . . . . . .            1,843            1,266
                                          ----------       ----------
      EBITDA. . . . . . . . . . . .           31,071           32,517

Advisory transition expense . . . .              600                0
Lease termination expense . . . . .              790                0
Subsidiary purchase cost. . . . . .              533                0
                                          ----------       ----------

      Comparable EBITDA . . . . . .           32,994           32,517
                                          ==========       ==========

                         LASALLE HOTEL PROPERTIES
                      Statistical Data for the Hotels




                       For the      For the      For the      For the
                        three        three         six          six
                        months       months       months       months
                        ended        ended        ended        ended
                       June 30,     June 30,     June 30,     June 30,
                        2001         2000         2001         2000
                      ---------     --------     --------     --------

TOTAL PORTFOLIO

Occupancy . . . .        70.2%        77.3%        69.7%        73.4%
    Increase. . .        (9.2%)                    (5.0%)

ADR . . . . . . .      $151.45      $146.62      $148.96      $143.18
    Increase. . .         3.3%                      4.0%

REVPAR. . . . . .      $106.35      $113.33      $103.83      $105.12
    Increase. . .        (6.2%)                    (1.2%)